Exhibit 99.1

                                [GRAPHIC OMITTED]


Contact:     Peter M. Holland
             Chief Financial Officer
             (740) 772-8547


                      HORIZON PCS ANNOUNCES RECORD RESULTS
               FOR FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2001
                           --------------------------
                   Subscriber Base Grows 32 Percent to 194,135

CHILLICOTHE, OH (February 28, 2002) -- Horizon PCS, Inc., a Sprint PCS (NYSE:PCS) Network Partner, today announced record results for the fourth quarter and year ended December 31, 2001. Highlights for the fourth quarter include:

----------------------------------------------------------------------------------------------------------------------
                                               Fourth Quarter Highlights
----------------------------------------------------------------------------------------------------------------------
                        3 Months Ended    12 Months Ended                           3 Months Ended    12 Months Ended
                         December 31,       December 31,                             December 31,       December 31,
                        ----------------- ------------------                        ----------------- -----------------
(in $000's)              2001     2000      2001     2000                            2001     2000     2001     2000
----------------------- -------  -------- --------- --------                        -------- -------- -------- --------
Total Revenues           $44,805  $12,922  $123,304  $29,193 Ending PCS Subscribers  194,135   66,447  194,135   66,447
----------------------- -------- -------- --------- -------- ---------------------- -------- -------- -------- --------
EBITDA                  ($22,495)($16,874) ($69,461)($38,536)Net PCS Subscriber Adds  47,494   30,440  127,688   52,698
----------------------- -------- -------- --------- -------- ---------------------- -------- -------- -------- --------
Net Loss                ($40,811)($23,647)($124,412)($43,327)PCS Churn                 3.0%     2.5%     2.4%     2.6%
----------------------- -------- -------- --------- -------- ---------------------- -------- -------- -------- --------
Capital Expenditures     $26,224  $33,820  $116,574  $83,630 PCS ARPU                  $83      $81      $83      $75
----------------------- -------- -------- --------- -------- ---------------------- -------- -------- -------- --------

o Horizon PCS added 47,494 net new subscribers in the fourth quarter, bringing the subscriber base to 194,135 at the end of the fourth quarter, an increase of 32% from the third quarter.

o As of December 31, 2001, the Company had launched service covering 6.9 million residents or approximately 68% of the total population in its territory. The Company had 1,085 cell sites (which includes 481 sites in the NTELOS network).

o    Average monthly revenue per subscriber (ARPU),  including roaming,  was $83 for the fourth quarter and for the year. ARPU, excluding roaming, was $57 for the quarter and $56 for the year 2001.

o Churn, excluding 30-day returns, was approximately 3.0% for the fourth quarter of 2001 and 2.4% for the year 2001.

o Cost per gross add (CPGA) was $340 for the fourth quarter and $339 for the year ended December 31, 2001.

o As of December 31, 2001, Horizon marketed Sprint PCS service through 38 Company stores and approximately 525 national outlets, regional retailers and local agents.

o Total operating revenues were $44.8 million for the quarter ended December 31, 2001, a 27% increase over third quarter 2001 total operating revenues, and $123.3 million for the year ended December 31, 2001.

o For the three and twelve months ended December 31, 2001, roaming revenue from the Company's portion of the Sprint PCS network was $12.9 million and $38.5 million, respectively. Roaming expense for the three and twelve months ended December 31, 2001, was $9.9 million and $30.6 million, respectively.

o Monthly average minutes of use for the fourth quarter were 656 per average subscriber with roaming and 498 without roaming.

                                     -MORE-

HPCS Announces Year-end Results
Page 2
February 28, 2002

Commenting on the results, William A. McKell, chairman, president and CEO, said, "We were pleased with our overall operating results in the face of a significant slowdown in the economy. The 32% increase in net new subscribers over the third quarter reflects the success of our business plan and the strength of the Sprint brand.

"Also during the quarter, we completed the private placement of $175 million of 13-3/4% senior notes due in 2011. We intend to use the net proceeds to expand coverage in our markets to add an additional 1.0 million residents and to open up to 10 new retail stores. Despite the sluggish economy, we are optimistic that 2002 will be another year of significant progress for Horizon PCS."

Earnings before interest, taxes, depreciation and amortization, and non-cash compensation charges (EBITDA) was negative $22.5 million for the fourth quarter of 2001 compared with negative $17.9 million for the third quarter of 2001.

At the end of the fourth quarter, Horizon had cash and cash equivalents of $123.8 million, which excludes restricted cash of $48.7 million. The Company also had $200 million available under its bank credit facility. Capital expenditures were $26.2 million for the fourth quarter and $116.6 million for 2001 as a whole.

The Company indicated that, based on current preliminary information and internal projections, it is providing guidance for the first fiscal quarter of 2002 ending March 31, 2002, as follows:

o    Net subscriber  additions ("net adds") are expected to be 22,000 to 27,000.

o    ARPU, excluding roaming, is expected to be $55 to $57.

o Churn, net of 30-day returns, is expected to be up slightly in the first quarter of 2002 as compared to fourth quarter of 2001 and then gradually decline through the second half of 2002.

o    CPGA is projected to be $330 to $350.

o Roaming revenue is forecasted to be approximately $10 million to $12 million.

o    Roaming expense is projected to be approximately $8 million to $10 million.

o EBITDA losses, excluding non-cash compensation charges, are forecasted to be approximately $11 million to $13 million.

o    Capital expenditure guidance for 2002 is $60 to $70 million.

Year-end Conference Call Schedule

Horizon PCS will conduct a conference call tomorrow morning, March 1, 2002, at 11:00 a.m. Eastern time to discuss this press release. A live broadcast of the conference call will be available by dialing (913) 981-5509 or online at www.horizonpcs.com. To listen to the live call via the Internet, please go to the web site at least 15 minutes early to register, download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available from approximately two hours after the live call ends until March 5, either through the Internet site listed above or by dialing (719) 457-0820, and entering 472058 when prompted for the access code.

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

HPCS Announces Year-end Results
Page 3
February 28, 2002


About Horizon

Horizon PCS is one of the largest Sprint PCS Network Partners, based on its exclusive right to market Sprint PCS wireless mobility communications network products and services to a total population of over 10.2 million in portions of 12 contiguous states. Its markets are located between Sprint's Chicago, New York and Raleigh/Durham markets and connect or are adjacent to 15 major Sprint markets that have a total population of over 59 million. As a Sprint PCS Network Partner, Horizon markets wireless mobile communications network products and services under the Sprint PCS brand name. Horizon offers the same national pricing plans and uses the same sales and marketing strategies and national distribution channels that have made Sprint PCS Network Partner the fastest growing wireless company in the country. For more information, visit the Horizon PCS web site at http://www.horizonpcs.com/.


About Sprint

Sprint is a global communications company serving more than 23 million business and residential customers in more than 70 countries. With 80,000 plus employees worldwide and more than $26 billion in annual revenues, Sprint is widely recognized for developing, engineering and deploying state of the art network technologies, including the United States' first nationwide all-digital, fiber-optic network. Sprint's award-winning Tier 1 Internet backbone is being extended to key global markets to provide customers with a broad portfolio of scalable IP products. Sprint's high-capacity, high-speed network gives customers fast, dependable, non-stop access to the vast majority of the world's Internet content. Sprint also operates the largest 100-percent digital, nationwide PCS wireless network in the United States, already serving the majority of the nation's metropolitan areas including more than 4,000 cities and communities.

For more information, visit the Sprint PCS web site at http://www.sprintpcs.com.

This press release contains statements about future events and expectations that are forward-looking statements. Any statement in this press release that is not a statement of historical fact may be deemed to be a forward-looking statement, which involves known and unknown risks, uncertainties and other factors which may cause the company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For example, projections of net adds, ARPU, churn, roaming revenue and expense, and EBITDA losses may prove inaccurate due to factors such as the impact of competition, the availability of handsets and delays in our network build-out. For further information on the risks inherent in Horizon PCS' business see "Risk Factors" in
Item 5 of Forms 10-Q for the second and third quarter.

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

HPCS Announces Year-end Results
Page 4
February 28, 2002


                                HORIZON PCS, INC.
                           Consolidated Balance Sheets

                                                                    December 31,        December 31,
                                                                        2001                2000
                                                                   ---------------    ----------------
ASSETS
Current Assets:
Cash and cash equivalents                                          $   123,775,562    $    191,417,394
Restricted cash                                                         24,597,222                  --
Accounts receivable - subscriber                                        14,293,771           3,259,634
Receivable from affiliate                                                  100,437             741,453
Receivable from Parent                                                     483,785                  --
Equipment inventory                                                      3,845,433           3,850,335
Investments                                                                     --           2,895,646
Interest receivable and other current assets                               840,970           4,573,042
                                                                   ---------------    ----------------

        Total current assets                                           167,937,180         206,737,504
                                                                   ---------------    ----------------

Investments and Other Assets:
Restricted cash                                                         24,062,500                  --
Investment in Parent                                                            --           1,120,262
Intangible asset - Sprint PCS licenses, net of amortization             42,840,534          45,299,867
Goodwill, net of amortization                                            7,191,180           7,580,067
Unamortized debt expense and other                                      24,438,992          14,855,469
                                                                   ---------------    ----------------

        Total investments and other assets                              98,533,206          68,855,665
                                                                   ---------------    ----------------

Property and Equipment, Net                                            214,867,858         109,701,845
                                                                   ---------------    ----------------

        Total assets                                               $   481,338,244    $    385,295,014
                                                                   ===============    ================


                            (Continued on Next Page)

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

HPCS Announces Year-end Results
Page 5
February 28, 2002




                                HORIZON PCS, INC.
                           Consolidated Balance Sheets
                                   (Continued)

                                                                     December 31,        December 31,
                                                                         2001                2000
                                                                    ---------------    ----------------

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
Accounts payable                                                    $     9,500,931    $     12,065,021
Accrued liabilities                                                      27,527,462          24,722,200
Payable to Sprint PCS                                                    10,244,529           4,959,128
Deferred service revenue                                                  3,712,734           1,015,701
Payable to Parent                                                                --             427,747
Payable to affiliate                                                             --           1,114,727
                                                                    ---------------    ----------------

        Total current liabilities                                        50,985,656          44,304,524
                                                                    ---------------    ----------------

Deferred Credits and Other Long-term Liabilities:
Long-term debt                                                          384,055,643         185,283,104
Payable to affiliates                                                            --             192,334
Other long-term liabilities                                               2,195,355           1,015,802
Deferred income                                                          10,719,888           7,504,268
                                                                    ---------------    ----------------

        Total deferred credits and other long-term liabilities          396,970,886         193,995,508
                                                                    ---------------    ----------------

        Total liabilities                                               447,956,542         238,300,032
                                                                    ---------------    ----------------

Commitments and Contingencies                                                    --                  --

Convertible Preferred Stock                                             145,349,043         134,421,881

Stockholders' Equity (Deficit):
Preferred stock                                                                  --                  --
Common stock - class A                                                            3                  --
Common stock - class B                                                        5,846               5,849
Treasury stock - class B                                                   (111,061)           (111,061)
Accumulated other comprehensive income (loss)                              (837,851)                 --
Additional paid-in capital                                               91,852,117          91,852,117
Deferred stock compensation                                              (1,566,496)         (2,275,444)
Retained deficit                                                       (201,309,899)        (76,898,360)
                                                                    ---------------    ----------------

        Total stockholders' equity (deficit)                           (111,967,341)         12,573,101
                                                                    ---------------    ----------------

Total liabilities and stockholders' equity (deficit)                $   481,338,244    $    385,295,014
                                                                    ===============    ================

                                     -MORE-

HPCS Announces Year-end Results
Page 6
February 28, 2002



                                HORIZON PCS, INC.
                      Consolidated Statements of Operations

                                                   For the Three Months Ended             For the Year Ended
                                                          December 31,                       December 31,
                                                 --------------------------------   --------------------------------
                                                     2001              2000             2001              2000
                                                 --------------   ---------------   --------------   ---------------
Operating Revenues:
   Subscriber revenues                           $   29,399,842   $     6,950,053   $   77,657,971   $    17,724,816
   Roaming revenues                                  12,894,971         4,656,191       38,540,276         8,408,102
   Equipment revenues                                 2,510,437         1,316,146        7,105,457         3,061,021
                                                 --------------   ---------------   --------------   ---------------
     Total operating revenues                        44,805,250        12,922,390      123,303,704        29,193,939
                                                 --------------   ---------------   --------------   ---------------

Operating Expenses:
   Cost of services                                  33,351,613        11,222,604      100,515,780        27,452,382
   Cost of equipment                                  6,243,403         4,636,672       14,871,647         9,774,881
   Selling and marketing                             17,830,321         9,489,787       48,992,817        18,025,868
   General and administrative                         9,874,412         4,446,904       28,384,548        12,477,034
   Non-cash compensation                                177,237           166,536        1,433,848           490,202
   Depreciation and amortization                      5,538,717         2,667,604       18,518,948         6,134,458
                                                 --------------   ---------------   --------------   ---------------
     Total operating expenses                        73,015,703        32,630,107      212,717,588        74,354,825
                                                 --------------   ---------------   --------------   ---------------

Operating loss                                      (28,210,453)      (19,707,717)     (89,413,884)      (45,160,886)

Gain (loss) on exchange of stock                             --                --         (399,673)       11,550,866
Gain (loss) on sale of PCS assets                    (1,296,834)               --       (1,296,834)               --
Interest income and other, net                          216,527         3,830,266        5,062,780         4,803,820
Interest expense, net                                (8,759,879)       (6,756,084)     (27,434,076)      (10,317,473)
                                                 --------------   ---------------   --------------   ---------------

Loss on continuing operations before income
   tax expense                                      (38,050,639)      (22,633,535)    (113,481,687)      (39,123,673)
Income tax (expense) benefit                                 --        (1,768,564)              --        (1,075,711)
                                                 --------------   ---------------   --------------   ---------------

Loss on continuing operations                       (38,050,639)      (20,864,971)    (113,481,687)      (40,199,384)

Discontinued Operations:
   Income from discontinued operations, net                  --                --               --           141,245
                                                 --------------   ---------------   --------------   ---------------
Loss before extraordinary item                      (38,050,639)      (20,864,971)    (113,481,687)      (40,058,139)
Extraordinary loss, net                                      --                --               --          (486,323)
                                                 --------------   ---------------   --------------   ---------------

Net loss                                            (38,050,639)      (20,864,971)    (113,481,687)      (40,544,462)

Preferred stock dividend                             (2,760,222)       (2,782,048)     (10,929,852)       (2,782,048)
                                                 --------------   ---------------   --------------   ---------------

Net loss available to common stockholders        $  (40,810,861)  $   (23,647,019)  $ (124,411,539)  $   (43,326,510)
                                                 ==============   ===============   ==============   ===============

Basic and diluted loss per share:
   Basic and diluted loss per share from
     continuing operations                       $        (0.70)  $        (0.40)   $        (2.13)  $        (0.76)
   Basic and diluted income per share from
     discontinued operations                                 --                --               --                --
   Basic and diluted loss per share from
     extraordinary item                                      --                --               --            (0.01)
                                                 --------------   ---------------   --------------   --------------
   Net loss                                      $        (0.70)  $        (0.40)   $        (2.13)  $        (0.77)
                                                 ==============   ===============   ==============   ==============
   Weighted-average shares outstanding               58,471,934        58,471,934       58,471,934        56,177,948
                                                 ==============   ===============   ==============   ===============

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


HPCS Announces Year-end Results
Page 7
February 28, 2002

                                HORIZON PCS, INC.
                      Consolidated Statements of Cash Flows

                                                                                        For the Year Ended
                                                                                           December 31,
Net Cash Flows Used In Operating Activities:                                         2001                2000
                                                                                ---------------    ----------------
     Net loss                                                                   $  (113,481,687)   $    (40,544,462)
     Adjustments to reconcile net loss of net cash provided by (used in)
        operating activities:
     Depreciation and amortization                                                   18,518,948           6,189,073
     Extraordinary loss                                                                      --             486,323
     Non-cash compensation expense                                                    1,433,848             490,202
     Non-cash interest expense                                                       19,344,515           5,635,498
     Non-cash loss (gain) on exchange of stock                                          399,673         (11,550,866)
     Allowance for doubtful accounts                                                  6,534,978           1,407,028
     Realized loss on hedging activities                                                176,322                  --
     Loss (gain) on sale of PCS assets and property and equipment                     1,296,834                  --
     Change in:
       Accounts receivable                                                          (17,443,698)         (6,075,589)
       Equipment inventory                                                                4,902          (1,712,998)
       Interest receivable and other                                                  3,606,655          (2,316,514)
       Deferred income                                                                3,215,620           7,293,281
       Accounts payable                                                              (2,564,090)          8,916,376
       Accrued liabilities and deferred service revenue                              10,787,696          23,523,951
     Change in intercompany payable, net                                             (1,577,577)          2,837,997
     Change in other assets and liabilities, net                                     (3,118,592)           (167,593)
                                                                                ---------------    ----------------
       Total adjustments                                                             40,616,034          34,956,169
                                                                                ---------------    ----------------
          Net cash used in operating activities                                     (72,865,653)         (5,588,293)
                                                                                ---------------    ----------------
Cash Flows From Investing Activities:
   Capital expenditures, net                                                       (116,574,323)        (83,629,782)
   Increase in restricted cash                                                      (48,659,722)                 --
   Proceeds from redemption of RTFC capital certificates                              2,895,646                  --
   Investment in Parent                                                                      --         (11,835,000)
   Investment in joint venture                                                               --          (1,032,000)
   Proceeds from the sale of property and equipment                                          --             734,000
   Dividends received                                                                    (4,311)           (160,923)
   Cash acquired in acquisition of BPCS                                                      --           4,926,803
   Equity loss in investments, net                                                           --              28,555
                                                                                ---------------    ----------------
          Net cash used in investing activities                                    (162,342,710)        (90,968,347)
                                                                                ---------------    ----------------
Cash Flows From Financing Activities:
   Convertible preferred stock                                                               --         126,500,000
   Cash dividends paid                                                                       --             (18,309)
   Capital contributions                                                                     --           1,373,703
   Stock issuance costs                                                                      --          (9,161,242)
   Deferred financing fees                                                           (7,433,469)        (15,410,327)
   Intercompany advances (repayments) to Parent                                              --          (3,927,545)
   Notes payable - borrowings, net of repayments                                    175,000,000         188,470,948
                                                                                ---------------    ----------------
          Net cash provided by financing activities                                 167,566,531         287,827,228
                                                                                ---------------    ----------------
Net Increase (Decrease) in Cash and Cash Equivalents                                (67,641,832)        191,270,588
Cash and Cash Equivalents, Beginning of Year                                        191,417,394             146,806
                                                                                ---------------    ----------------
Cash and Cash Equivalents, End of Year                                          $   123,775,562    $    191,417,394
                                                                                ===============    ================

Supplemental Disclosures of Cash Flow Information:
   Cash paid during the year for:
     Interest, net of amounts capitalized                                       $     6,623,105    $      2,579,986
     Income taxes                                                                       338,141           5,174,949



                                     -END-

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